UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2006 (MAY 22, 2006)

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                         000-24789               64-0872630
         --------                         ---------               ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                    10050-112 Street, 10th Floor, Suite 1000
                    ----------------------------------------
                        Edmonton, Alberta Canada T5K 2J1
                        --------------------------------
              (Address of principal executive offices and Zip Code)
             ------------------------------------------------------

               Registrant's telephone number, including area code
                                 (780) 431-0086



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

This Amended Form 8-K amends Myriad Entertainment & Resorts, Inc.'s Form 8-K filed on May 22, 2006 to provide more detail pertaining to the information reported therein under Item 5.02.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINICPAL OFFICERS.

On May 16, 2006, Myriad Entertainment & Resorts, Inc. (the "Company") issued a press release announcing that John Meeske joined the Company's Board of Directors. In addition to joining the Board, Mr. Meeske will become the Company's Chief Executive Officer effective July 1, 2006. Further, Mr. Scott Hawrelechko, the Company's current Chief Executive Officer and Chairman of the Board, will remain as Chairman effective July 1, 2006.

A copy of the press released issued by the Company is attached hereto as Exhibit 99.1.

 ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.
 Exhibit
  Number                             Description

 99.1  *       Press  Release  issued  by  Myriad  Entertainment  &  Resorts,
               Inc.,  dated May 16, 2006, entitled "Resort and Club Veteran John
               Meeske  Named  CEO  for  Myriad  Entertainment and Resorts, Inc."

*  Filed  herewith

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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      MYRIAD ENTERTAINMENT & RESPORTS, INC.

Date:  May  24,  2006          By: /s/ Scott Hawrelechko
                                   ---------------------
                                       Scott Hawrelechko
                                       Chairman  and  Chief  Executive  Officer
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